EXHIBIT 99.2


                        PRO FORMA FINANCIAL INFORMATION (UNAUDITED)


This unaudited Pro Forma Consolidated Balance Sheet of Hersha Hospitality Trust (the "Company") is presented as if the acquisition of the Hersha Acquisition Hotels had occurred on January 1, 1999. It should be read in conjunction with the consolidated financial statements of Hersha Hospitality Trust for the six months ended June 30, 1999 previously filed with the Securities and Exchange Commission in Form 10-Q and the financial statements of the Hersha Acquisition Hotels for the six months ended June 30, 1999, at pages X through X. In management's opinion, all adjustments necessary to reflect the effects of the above transactions have been made. This unaudited Pro Forma Balance Sheet is not necessarily indicative of what actual results of the Company would have been assuming such transactions had been completed as of January 1, 1999.

HERSHA HOSPITALITY TRUST
PRO FORMA CONSOLIDATED BALANCE SHEET
JUNE 30, 1999 [UNAUDITED], [IN THOUSANDS]



                                                      Actual                   Pro Forma
                                                     June 30,     Pro Forma  Consolidated
                                                     1999 (1)    Adjustments   Total (a)
                                                     --------    ----------    ---------

Assets:
     Investment in Hotel Properties, Net of
       Accumulated Depreciation                     $39,903     $  6,639(b)   $ 46,542
     Cash and Cash Equivalents                        1,593            7         1,600
     Lease Payments Receivable                        1,966            -         1,966
     Accounts Receivable                                  -           60            60
     Due from Affiliates                                  -          204           204
     Intangibles, Net of Accumulated
       Amortization                                   1,565           94         1,659
     Other Assets                                       523           63           586
                                                    --------   ----------    ----------
     Total Assets                                   $45,550     $  7,067      $ 52,617
                                                    ========   ==========    ==========

Liabilities and Shareholders' Equity:
     Mortgages Payable                                $14,429     $  4,609      $ 19,038
     Dividends Payable                                    410            -           410
     Loans Payable - Affiliate                              -        1,737         1,737
     Accounts Payable and Accrued Expenses                468          185           653
                                                     ---------   ----------    ----------
     Total Liabilities                                $15,307     $  6,531      $ 21,838
                                                     ---------   ----------    ----------
     Minority Interest                                 18,300            -        18,300
                                                     ---------   ----------    ----------

Shareholders' Equity:
     Preferred Shares, $.01 par value,
     10,000,000 Shares authorized, None Issued
     and Outstanding                                        -            -             -

     Common Shares - Priority Class A, $.01
     Par Value, 50,000,000  Shares  Authorized,
     2,275,000 Shares Issued and Outstanding at
     June 30, 1999                                         23            -            23

     Common Shares - Priority Class B, $.01
     Par Value, 50,000,000 Shares Authorized,
     -0- Shares Issued and Outstanding at
     June 30, 1999                                          -            -             -

     Additional Paid-in-Capital                        11,968          536(c)     12,504

     Distributions in Excess of Net Earnings              (48)           -           (48)
                                                     ---------   ----------    ----------
     Total Liabilities and Shareholders' Equity       $45,550     $  7,067      $ 52,617

HERSHA HOSPITALITY TRUST
PRO FORMA CONSOLIDATED BALANCE SHEET
JUNE 30, 1999 [UNAUDITED], [IN THOUSANDS]
(CONTINUED)


(1)   Operations commenced on January 26, 1999

(a) Represents the combined interests of the Company after the acquisition of the Hersha Acquisition Hotels

(b) Represents, the purchase price of the Hersha Acquisition Hotels, including related closing costs

(c) Represents the original partnership interests of the sellers which were contributed into HHLP for cash and subordinated limited partnership interests

      This  unaudited Pro Forma  Statement of  Operations of Hersha  Hospitality
Trust  (the  "Company")  is  presented  as if  the  acquisition  of  the  Hersha
Acquisition Hotels had occurred on January 1, 1999. It should be read in conjunction with the consolidated financial statements of Hersha Hospitality Trust for the quarter ended June 30, 1999 previously filed with the Securities and Exchange Commission in Form 10-Q and the financial statements of the Hersha Acquisition Hotels for the six months ended June 30, 1999, at pages X through X. In management's opinion, all adjustments necessary to reflect the effects of the above transactions have been made. This unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what actual results of operations of the Company would have been assuming such transactions had been completed as of January 1, 1999, nor does it purport to represent the results of operations for future periods.

HERSHA HOSPITALITY TRUST
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR THE SIX
MONTHS ENDED JUNE 30, 1999 [UNAUDITED], [IN THOUSANDS]

                                          Actual                  Pro Forma
                                         June 30,   Pro Forma     Consolidated
                                        1999 (1)    Adjustments   Total (a)
                                        ---------   -----------   -----------
Revenue:
     Percentage Lease Revenue             $ 3,465     $   454 (b)   $  3,919
     Other Revenue                             82           -             82
                                        ----------  ----------    -----------
     Total Revenue                        $ 3,547     $   454       $  4,001

Expenses:
     Interest                                 576         209 (c)        785
     Property Tax & Insurance                 249          25 (d)        274
     General and Administrative               216          22            238
     Depreciation and Amortization          1,006         125 (e)      1,131
                                        ----------  ----------    -----------
     Total Expenses                       $ 2,047     $   381       $  2,428

     Income Before Minority Interest        1,500          73 (f)      1,573

     Income Allocated to Minority Interest    788          44            832

     Net Income                            $  712     $    29        $   741
                                        ==========  ==========    ===========

     Basic Earning Per Common Share       $  0.31                    $  0.33
     Diluted Earnings Per Common Share    $  0.24                    $  0.24

     Weighted Average Share:
        Basic                           2,275,000                  2,275,000
        Diluted                         6,307,431     173,333 (g)  6,480,764

(1)  Operations commenced on January 26, 1999

(a) Represents results of operations for the Company and the Hersha Acquisition Hotels on a pro forma basis as if the Company began operations on January 1, 1999 and the Hersha Acquisition Hotels were owned by the Company and leased under the Percentage Leases as of January 1, 1999.

(b) Represents lease payments from the Lessee to the Partnership calculated on a pro forma basis using the rent provisions in the Percentage Leases.

(c)  Represents   interest  computed  on  approximately  $4.6  million  of  debt remaining outstanding during the period.

(d) Represents estimated real estate and personal property taxes and property insurance for the Hersha Acquisition Hotels to be paid by the Partnership.

(e) Represents depreciation of the Hersha Acquisition Hotels. Depreciation is computed using the straight-line method based upon estimated useful lives of 30-40 years for building and 5 years for furniture and equipment and the purchase prices of the Hersha Acquisition Hotels. The estimated useful lives are based on management's knowledge of the properties and the hotel industry in general.

(f) Calculated based upon the minority interest formula per the Company's Prospectus.

(g) Represents 4,032,431 subordinated units outstanding during the period presented plus 173,333 subordinated units issued in connection with the purchase of the Hersha Acquisition Hotels.

This unaudited Pro Forma Condensed Statement of Operations of Hersha Hospitality Management, L.P. ("HHMLP") is presented as if the acquisition of the Hersha Acquisition Hotels had occurred on January 1, 1998, and the percentage leases for the Hersha Acquisition Hotels were effective January 1, 1998. Such estimated information should be read in conjunction with the financial statements of Hersha Hospitality Management, L.P., previously filed with the Securities and Exchange Commission in Form 10-K of Hersha Hospitality Management, L.P., for the year ended December 31, 1998, and the financial statements of the Hersha Acquisition Hotels for the year ended December 31, 1998, at pages X through X. In management's opinion, all adjustments necessary to reflect the effects of the above transactions have been made. This unaudited Pro Forma Statement of Operations is not necessarily indicative of what actual results of operations of Hersha Hospitality Management, L.P. would have been assuming such transactions had been completed as of January 1, 1998, nor does it purport to represent the results of operations for future periods.

HERSHA HOSPITALITY MANAGEMENT, LP
PRO FORMA STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31,
1998 [UNAUDITED]
[IN THOUSANDS]
==============================================================================


                                                Actual                        Pro Forma
                                               12/31/98     Adjustments (1)    12/31/98
                                               --------     ---------------    --------

Revenues from Hotel Operations:
     Room Revenue                             $   15,185        $      -     $  15,601

     Restaurant Revenue                            2,111               -         2,111
     Other Revenue                                   790             155           796
                                             ------------   -------------    ----------
     Total Revenues from Hotel
        Operations                            $   18,086        $    155     $  18,508

Expenses:
     Hotel Operating Expenses                      7,449             364         7,813
     Restaurant Operating Expenses                 1,469               -         1,469
     Advertising and Marketing                       918              38           956
     Depreciation and Amortization                 1,543              77         1,620
     Interest Expense                              1,605              92         1,697
     Interest Expense-Related Parties                386             107           493
     General and Administrative                    2,065              64         2,129
     General and Administrative-Related
         Parties                                     608              20           628
     Loss on Abandonments and Asset Disposal          95               -            95
                                             ------------   -------------    ----------
     Total Expenses                             $ 16,138        $    761     $   16,899


     Net Income (Loss)                        $    1,948        $   (339)    $   (1,609)
                                             ============   =============    ==========



(1)Represents the operations of the Hersha Acquisition Hotels from their respective date of openings. The Clarion Inn & Suites, Harrisburg commenced operations in September 1998 and the Hampton Inn, Danville commenced operations in August, 1998.

This unaudited Pro Forma Condensed Statement of Operations of Hersha Hospitality Management, L.P. ("HHMLP") is presented as if the acquisition of the Hersha Acquisition Hotels had occurred on January 1, 1999, and the percentage leases for the Hersha Acquisition Hotels were effective January 1, 1998. Such estimated information should be read in conjunction with the financial statements of Hersha Hospitality Management, L.P., previously filed with the Securities and Exchange Commission in Form 10-Q of Hersha Hospitality Management, L.P., for the six months ended June 30, 1999, and the financial statements of the Hersha Acquisition Hotels for the six months ended June 30, 1999 at pages X through X. In management's opinion, all adjustments necessary to reflect the effects of the above transactions have been made. This unaudited Pro Forma Statement of Operations is not necessarily indicative of what actual results of operations of Hersha Hospitality Management, L.P. would have been assuming such transactions had been completed as of June 30, 1999, nor does it purport to represent the results of operations for future periods.

HERSHA HOSPITALITY MANAGEMENT, LP
PRO FORMA STATEMENT OF OPERATIONS FOR THE SIX
MONTHS ENDED JUNE 30, 1999 [UNAUDITED]
[IN THOUSANDS]



                                            Actual                      Pro Forma
                                          6/30/99 (1)    Adjustments     6/30/99
                                          -----------    -----------     -------

Revenues from Hotel Operations:
     Room Revenue                           $   7,013       $     -      $  7,013
     Restaurant Revenue                           971             -           971
     Other Revenue                                365            10 (a)       375
                                          ------------   -----------   -----------
     Total Revenues from Hotel              $   8,349       $    10      $  8,359
       Operations

Expenses:
     Hotel Operating Expenses                   3,079             -         3,079
     Restaurant Operating Expenses                819             -           819
     Advertising and Marketing                    387             -           387
     General and Administrative                   964             -           964
     General and Administrative -
       Related Parties                            153          (126) (b)       27
     Depreciation and Amortization                  -             -             -
     Lease Payments                             3,341,          454 (c)     3,795
                                          ------------   -----------   -----------
     Total Expenses                         $   8,743       $   328      $  9,071


     Net Income (Loss)                      $    (394)      $  (318)     $   (712)
                                          ============   ===========   ===========



(1) Actual results for 6/30/99 reflect the operations of the Hersha Acquisition hotels for the six months ending 6/30/99. HHMLP commenced operations on 1/1/99 and manages the ten initial hotels contributed into Hersha Hospitality Trust (the "Initial Hotels"), the Hersha Acquisition Hotels and other properties owned by Hasu P. Shah, CEO and Chairman, and certain affiliates, ("Hersha Affiliates").

(a)   Represents Administrative Service Fee Income

(b)   Represents the elimination of rent paid to HHLP

(c) Represents the addition of lease payments for HHLP properties